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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 2-81631, 33-17575, 33-43043 and 333-34665 on Form S-8 of our report dated
February 17, 2000, included in this Annual Report on Form 10-K of Diagnostic Products Corporation for the year ended December 31, 1999.



/s/  DELOITTE & TOUCHE LLP



Los Angeles, California
March 28, 2000